Acquisition (Tables)	6 Months Ended
Jun. 30, 2020
Business Combinations [Abstract]
Schedule of Assets Acquired and Liabilities Assumed

Any necessary adjustments will be finalized within one year from the date of acquisition (in thousands).

Fair Value

Assets acquired:
Cash and cash equivalents	$8,040
Accounts receivable	5,831
Prepaid expenses and other current assets	976
Property & equipment	2,042
Restricted cash	1,333
Other noncurrent assets	397
Operating leases - right-of-use assets	5,395
Intangible assets	243,612
Goodwill	562,908

Total assets acquired	$830,534

Liabilities assumed
Accounts payable	$51,687
Accounts payable – due to related parties	14,811
Accrued expenses and other current liabilities	50,249
Accrued expenses and other current liabilities – due to related parties	34,109
Long term borrowings - current portion	5,625
Operating lease liabilities	5,395
Deferred revenue	8,809
Long-term debt, net of issuance costs	18,125
Deferred tax liabilities	65,613

Total liabilities assumed	$254,423

Net assets acquired	$576,111

Schedule of Estimated Useful Lives and Fair Value of the Intangible Assets Acquired

The estimated useful lives and fair value of the intangible assets acquired are as follows (in thousands):

	Estimated Useful Life (in Years)	Fair Value

Software and technology	9	$181,737
Customer relationships	2	23,678
Tradenames	9	38,197

Total		$243,612

Schedule of Pro Forma Information

The following unaudited pro forma consolidated results of operations assume that the acquisition of fuboTV Pre-Merger was completed as of January 1, 2019 (in thousands, except per share data).

	Six months ended June 30
	2020	2019

Total revenues	102,514	62,680
Net loss attributable to common stockholders	(164,521)	(81,828)
Basic and diluted net loss per share attributable to common stockholders	(1.96)	(0.99)